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                         BRIGGS & STRATTON CORPORATION

             Form 10-Q for Quarterly Period Ended December 31, 1995


                              Exhibit No. 10.3(c)



                   AMENDMENT TO BRIGGS & STRATTON CORPORATION
                ECONOMIC VALUE ADDED INCENTIVE COMPENSATION PLAN



        RESOLVED, that Section V.B. Target Incentive Awards., of the Briggs & Stratton Corporation Economic Value Added Incentive Compensation Plan be amended by deleting "Secretary-Treasurer" from the list of Executive Positions.